Fees Summary	Aug. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,746,495.55
Previously Paid Amount	0.00
Total Fee Amount	1,346.00
Total Offset Amount	0.00
Net Fee	$ 1,346.00